UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

HELIOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Equity Awards to Executive Officers

At its meeting on January 28, 2021, the Compensation Committee of the Company’s Board of Directors awarded RSUs and stock options to the Company’s executive officers and other key employees in accordance with the LTI provisions of the 2020 Executive Compensation Plan (ECP).  The performance metrics and weighting percentages for the awards under ECP were revised for 2021. For the annual Short-Term Incentive (STI), the metrics (and corresponding weight) for Helios corporate employees are:  Helios Revenue (20%); Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (40%); Adjusted Free Cash Flow (30%) and Personal Goal (10%).  For subsidiary executives the metrics are:  Subsidiary Revenue (20%); Subsidiary Adjusted EBITDA (40%); Adjusted Subsidiary Free Cash Flow (30%); and Personal Goal (10%).   Each executive will have a target bonus opportunity that will be set individually as a percentage of the executive’s base salary.   For the Long-Term Incentive (LTI), the metrics (and corresponding weight) for Helios executives are:  Helios Adjusted EBITDA Margin (50%) and Helios Adjusted Earnings Per Share (50%).  The LTI metrics for subsidiary executives are: Subsidiary Adjusted EBITDA Margin (50%) and Subsidiary Adjusted Earnings Per Share (50%).  For 2021, provided that the minimum threshold performance is met with respect to each performance metric, payout for that performance metric may be up to 200% of the (i) target bonus allocated to that metric for STI, and (ii) number of performance based RSUs allocated to that metric for LTI.  RSUs and stock options were issued to the executive officers listed below:

Officer	Title	Number of RSUs (Time Based)	Number of RSUs (Performance Based)	Number of Stock Options
Josef Matosevic	President, Chief Executive Officer	10,914	21,827	10,914
Tricia L. Fulton	Chief Financial Officer	2,926	5,853	2,926
Melanie Nealis	Chief Legal and Compliance Officer and Secretary	2,197	4,394	2,197
Jinger J. McPeak	President – EC	1,153	2,306	1,153
Matteo Arduini	President – QRC	1,153	2,306	1,153

Item 9.01Financial Statements and Exhibits

(d)Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Dated: February 1, 2021	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)